UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2005

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200, Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 758-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01     Other Events.

     On March 25, 2005, Fair Isaac Corporation (the “Company”) issued a press release announcing the preliminary results of its exchange offer with respect to the Company’s 1.5% Senior Convertible Notes due August 15, 2023. The press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	March 25, 2005 Press Release issued by Fair Isaac Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2005	Fair Isaac Corporation
	By:	/s/ Andrea M. Fike
	Name:	Andrea M. Fike
	Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED MARCH 25, 2005

Exhibit	Description

99.1	Press Release issued on March 25, 2005.